Exhibit 10.1

AMENDMENT NO. 1 dated as of September 30, 2005 (this “Amendment”), to the Credit Agreement dated as of November 1, 2004 (the “Credit Agreement”), among SMURFIT-STONE CONTAINER CORPORATION, as Guarantor; SMURFIT-STONE CONTAINER ENTERPRISES, INC. and SMURFIT-STONE CONTAINER CANADA INC., as Borrowers; the LENDERS from time to time party thereto; DEUTSCHE BANK TRUST COMPANY AMERICAS, as Senior Agent, Administrative Agent, Collateral Agent, Swingline Lender and Revolving Facility Facing Agent; DEUTSCHE BANK AG, as Canadian Administrative Agent and Revolving (Canadian) Facility Facing Agent; and JPMORGAN CHASE BANK, N.A., as Senior Agent, Deposit Account Agent and Deposit Funded Facility Facing Agent.

A.            Pursuant to the Credit Agreement, the Lenders and the Facing Agents have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

B.            SSCC and the Borrowers have informed the Administrative Agent that they seek an amendment of Section 7.14 of the Credit Agreement as set forth herein.

C.            The Required Lenders are willing to agree to such amendment pursuant to the terms and subject to the conditions set forth herein.

D.            Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment.  Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Senior Secured Leverage Ratio.  Permit the Consolidated Senior Secured Leverage Ratio (a) as of December 31, 2004 or March 31, 2005, to exceed 3.25 to 1.00, (b) as of June 30, 2005, to exceed 3.00 to 1.00, (c) as of September 30, 2005, to exceed 3.25 to 1.00 and (d) as of the last day of any fiscal quarter thereafter, to exceed 3.00 to 1.00.”

SECTION 2.  Representations and Warranties.  SSCC and each Borrower represent and warrant to each other party hereto that (a) this Amendment has been duly authorized by all requisite corporate action and duly executed and delivered by SSCC and each Borrower and constitutes a legal, valid and binding obligation of SSCC and each Borrower, enforceable against each of them in accordance with its terms, and (b) after giving effect to this Amendment (i) the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 3.           Amendment Fee.  SSCC and each Borrower agree to pay on the Amendment Effective Date (as defined below) to the Administrative Agent, for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on October 5, 2005 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.05% of the aggregate principal amount of the Term Loans, Revolving Credit Commitment, Revolving (Canadian) Credit Commitment or Deposit Funded Commitment of such Lender outstanding on the Signing Date.  The Amendment Fee shall be payable on and subject to the occurrence of the Amendment Effective Date.  The Amendment Fee shall be payable in immediately available funds and shall not be refundable.

SECTION 4.           Effectiveness.  This Amendment shall become effective as of the date set forth above on the date (such date, the “Amendment Effective Date”) on which the (a) the Administrative Agent (or its counsel) shall have received from SSCC, each Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of such party, and (b) the Administrative Agent shall have received the Amendment Fee.

SECTION 5.           Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Lenders, the Facing Agents, the Senior Agents, the Collateral Agent, the Deposit Account Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle SSCC or any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.           Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 7.           Application Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF TITLE 14 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES THEREOF.

SECTION 8.           Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SMURFIT-STONE CONTAINER CORPORATION,

by
/s/ Richard P. Marra
	Name:	Richard P. Marra
	Title:	Assistant Treasurer

SMURFIT-STONE CONTAINER ENTERPRISES, INC.,

by
/s/ Richard P. Marra
	Name:	Richard P. Marra
	Title:	Assistant Treasurer

SMURFIT-STONE CONTAINER CANADA INC.,

by
/s/ Richard P. Marra
	Name:	Richard P. Marra
	Title:	Assistant Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Administrative Agent,

by
/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

by
/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE SMURFIT-STONE CONTAINER CORPORATION

CREDIT AGREEMENT DATED AS OF

NOVEMBER 1, 2004

Name of Lender:

by

Name:
Title: